Exhibit 31.3

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Harris, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of SpringBig Holdings, Inc; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 5, 2025

By:	/s/ Jeffrey Harris
Name:	Jeffrey Harris
Title:	Chief Executive Officer
(principal executive officer)